                      (SEC FILE NOS. 033-36962 / 811-06175)


                               ECLIPSE FUNDS INC.

                                VALUE EQUITY FUND


                         SUPPLEMENT DATED JUNE 25, 2001
                      TO THE PROSPECTUS DATED MARCH 1, 2001



                                PAST PERFORMANCE

         The Average Annual Total Returns data provided in the Past Performance section of the Prospectus has been revised as follows to include the comparison against the Russell 1000(R) Value Index:

AVERAGE ANNUAL TOTAL RETURNS
(as of 12/31/00)

                           1 YEAR                    5 YEARS           10 YEARS
                           ------                    -------           --------
Russell 1000(R)
Value Index(2)             7.01%                     16.91%            17.37%

(2) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) is an unmanaged index that measures the performance of the 1000 largest companies in the Russell 3000(R) Index which, in turn, is an unmanaged index that includes the 3000 largest U.S. companies based on total market capitalization. It is compiled by the Frank Russell Company.